SECURITIES AND EXCHANGE COMMISSION
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
                              PAUL J. "PAGE" HOEPER

PRESENT RESPONSIBILITIES

Director, United Industrial Corporation (Audit & Compensation Committees) and its subsidiary, AAI Corporation

Director, Rockwell Scientific Company (privately held)

Director, Versar Inc. (Audit Committee)

Director, VT Systems, Inc. (privately held)

Board of Managers, DynPort Vaccine Corp. (Chairman, Government Security Committee) (joint venture of Dyncorp and Porton International Inc.)

Board of Advisors, National Contract Managers Association

Council on Foreign Relations Roundtable on the Geo-economics of Military Preparedness

Consultant to major IT, manufacturing and high technology corporations


PRIOR EXPERIENCE

ASSISTANT SECRETARY OF THE ARMY (ACQUISITION, LOGISTICS AND TECHNOLOGY) THE ARMY ACQUISITION EXECUTIVE
SCIENCE ADVISOR TO THE SECRETARY OF THE ARMY
May 1998 - January 2001

Appointed by the President and confirmed by the Senate. Execution authority and responsibility for Army research, development and acquisition programs totaling $17.3 billion per year (over $9 billion focused on information technology) in a 23,000-person organization. Appointed and managed program executive officers and program managers. Managed all facets of acquisition, logistics and technology for the Army. Active internationally representing the United States Army and the Department of Defense on matters of science and technology, acquisition and logistics.

DEPUTY UNDER SECRETARY OF DEFENSE (INTERNATIONAL & COMMERCIAL PROGRAMS) May 1996 - May 1998

Responsible for all cooperative defense R&D and acquisition programs around the world. Established policies for economic reinvestment, dual use technology programs, and international programs. Served as executive secretary for the Defense Policy Advisory Committee on Trade.

         >> Head of United States delegation, DoD/PLA logistics exchange visit to the Peoples Republic of China.

         >> Chaired annual science and technology meetings with the Israel and Korea.

         >> Negotiated and signed the first ministry-to-ministry agreements with Ukraine and Lithuania

         >> Member of the U. S. delegation to the Gore-Chernomyrdin conferences in Washington and Moscow.

         >> Member of the U.S. delegation to the Gore-Kuchma conferences in Ukraine.

         >> Implemented the newly legislated Defense Export Loan Guarantee program, taking this $15 billion program from concept to operation in six months.


         HONORS

         Department of the Army Decoration for Distinguished Civilian Service, 2001

         Secretary of Defense Medal for Outstanding Public Service, 2001

         The President's Award (the Biddle Medal) for contributions to the Association of the U.S. Army, 2000

         The "Hammer Award" for reinventing government, from the Vice President of the United States, 1999

         Defense Award for Outstanding Achievement, 1997 Secretary of Defense Medal for Outstanding Public Service, 1996

         SELECTED POLICY SPEECHES

         "Importance of Ballistic Missile Defense," NATO Workshop, Budapest,
         1999

         "Policy Context for Military Aerospace Offsets," National Research Council 1999

         "Missile Defense in the 21st Century," Keynote Address, 12th Annual Multinational Conference on Theater Missile Defense, Edinburgh, 1999

         "Transatlantic Armaments Cooperation," the NATO Workshop, Prague, 1997

         "Transatlantic Consortia for Successful Cooperation," The European Institute, Washington, 1997

         "Transforming the Defense Industrial Base," Berkeley Roundtable on the International Economy, 1993


PRESIDENT, FORTUNE FINANCIAL APRIL 1994 - JANUARY 1996
Directed investment strategy for this private merchant bank. Oversaw management of several private companies the firm controlled.

         >> Negotiated the sale of a communications company to a publicly held corporation.

         >> Negotiated the sale of a cosmetic company and its related manufacturing company to a group of Wall Street investors.

PROPRIETOR, NORTHSHORE CONSULTANTS  1984 - 1994
Consulting efforts focused on the intersection of technology, economics and policy including:

         >> Consultation on audits of troubled defense contractors for Ernst & Young;

         >>       Formation of the Standard Missile Company;

         >>       Financial and regulatory matters affecting aerospace mergers;

         >>       Economic analyses in shareholder lawsuits.


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UNIVERSITY TEACHING, 1989-1995

STANFORD UNIVERSITY LAW SCHOOL: Developed and wrote text materials for What Lawyers Should Know About Business under the Munger Endowment in 1989. Taught this course at Stanford in the spring of 1990.

UNIVERSITY OF SOUTHERN CALIFORNIA: Taught What Lawyers Should Know About Business for five years as an adjunct professor at the University of Southern California.


PRO BONO

Junior Solar Sprint, a national program sponsored by the Army to attract middle school children to science, mathematics and engineering Chair, Senior Review Team, Army Science & Technology Summit
Consultant to the Army Science Board 2001 - 2002 Consultant to the Defense Science Board, 1993 - 1995 Berkeley Roundtable on the International Economy, 1993


EDUCATION

Princeton University, 1968, B.S.E., Basic Engineering

Harvard University, 1972, M.A.T., Mathematics, Faculty of Arts & Sciences and Graduate School of Education













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
                               RICHARD R. ERKENEFF

Richard R. Erkeneff is president and chief executive officer of United Industrial Corporation (UIC) and president and chief executive officer of AAI Corporation, a United Industrial subsidiary.

Mr. Erkeneff was elected president and chief executive officer of UIC in 1996 and has served as president and chief executive officer of AAI since joining the company in 1993.

He previously had a 35-year career with McDonnell Douglas Corporation where he held a number of senior leadership positions, including president of McDonnell Douglas Electronic Systems Company and senior vice president of Defense and Electronic Systems for McDonnell Douglas Aerospace.

Active in professional and industry associations, Mr. Erkeneff serves on the Board of Directors of the National Defense Industrial Association and is chairman of the organization's Committee/Division Review Council. He is a member of the Association of the United States Army, the Air Force Association, the Navy League of the United States, and the American Public Transit Association.

In addition, Mr. Erkeneff serves on the Board of Advisors of the Maryland Center for Quality and Productivity and is a member of the Maryland Marketing Partners, the Baltimore County Schools Education Foundation Board, and the Greater Baltimore Committee Economic Development Council. He is president of the Towson University Foundation and a member of the Board of Directors of the University of Maryland Foundation.

Mr. Erkeneff earned a bachelor's degree in electrical engineering from the University of Minnesota and was awarded an honorary doctorate in humane letters from Towson State University